UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-8899, 333-148108, 333-175171	59-0940416
(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois 60192

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 765-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on August 12, 2016, Claire’s Stores, Inc. (“Claire’s Stores”) entered into Amendment No. 3 (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated as of September 20, 2012 (as amended, the “U.S. Credit Facility”), among Claire’s Stores, Claire’s Inc. (“Parent”), the subsidiaries party thereto (the “Guarantors”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and the other lenders named therein (the “Lenders”), which was supplemented by the entry by Claire’s Stores, Parent, the Guarantor and the Lenders into Supplement No. 1 thereto on September 9, 2016.

On September 15, 2016, Claire’s Stores, Parent, the Guarantors and the Lenders entered into Supplement No. 2 to the Third Amendment (the “Second Supplement”) to (i) amend the definition of Permitted Refinancing Indebtedness in each of the Second Amended and Restated Credit Agreement among Claire’s Stores, Parent, the Guarantors and the Lenders (the “Second Amended and Restated Credit Facility”) and the ABL Credit Facility among Claire’s Stores, Parent, the Guarantors and the Lenders (the “ABL Credit Facility”) to become effective pursuant to the terms of the U.S. Credit Facility, (ii) change the effective date of each of the Second Amended and Restated Credit Facility and the ABL Credit Facility from September 15, 2016 to September 23, 2016 and (iii) clarify that certain intellectual property assets owned by CBI Distributing Corp., an indirect wholly owned subsidiary of Claire’s Stores, will not constitute collateral under the ABL Credit Facility pending completion of the previously announced Exchange Offer pursuant to which such assets are expected to be transferred to a newly formed indirect wholly owned subsidiary that is offering new term loans to be secured by such assets.

The foregoing description of the Second Supplement is qualified in its entirety by the Second Supplement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Supplement No. 2, dated as of September 15, 2016, to Amendment No. 3, dated as of August 12, 2016 to the Amended and Restated Credit Agreement, dated as of September 20, 2012 among Claire’s Stores, Inc., Claire’s Inc., the subsidiaries party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and the other lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: September 19, 2016	By:	/s/ Ron Marshall
	Name:	Ron Marshall
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit 10.1	Supplement No. 2, dated as of September 15, 2016, to Amendment No. 3, dated as of August 12, 2016 to the Amended and Restated Credit Agreement, dated as of September 20, 2012 among Claire’s Stores, Inc., Claire’s Inc., the subsidiaries party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and the other lenders named therein.